SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------



                                    FORM 8-K




                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934





         Date of Report (Date of earliest event reported) July 3, 1997





                      CENTRAL TRACTOR FARM & COUNTRY, INC.
               (Exact name of registrant as specified in charter)



   Delaware                        0-24902                      42-1425562
(State or other                 (Commission file               (IRS employer
jurisdiction of                     number)                 identification no.)
 incorporation)



3915 Delaware Avenue, Des Moines, Iowa                        50316-0330
(Address of principal executive offices)                      (Zip code)



Registrant's telephone number, including area code: (515) 266-3101


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Item 2.  Acquisition or Disposition of Assets.

         On July 3, 1997, Central Tractor Farm & Country, Inc. ("CT" or the "Company") acquired all the outstanding capital stock of Country General, Inc. ("CG") from ConAgra, Inc. ("ConAgra") in exchange for $135,000,000, subject to post-closing adjustment (the "Acquisition"). As a result of the Acquisition, CG became a wholly-owned subsidiary of CT. At the time of the Acquisition, CG operated a chain of 114 stores, located primarily in the Midwest, offering merchandise oriented to farm and country living, including animal care products, farm and ranch supplies, clothing and lawn and garden products. Substantially all of the CG stores are located in markets not currently served by CT stores. The Company presently intends to continue to operate substantially all of the CG stores under their current format.

         The Company funded the acquisition price in part from a $49,750,000 equity contribution it received from its sole shareholder, CT Holding, Inc. ("Holding"), and in part from funds drawn under an amendment and restatement of the Company's Credit Agreement with Fleet National Bank, as administrative agent for the banks, financial institutions and other institutional lenders party thereto (the "New Credit Facility"). Among other things, the amendment and restatement of the New Credit Facility increased the aggregate principal amount of the facility from $38,000,000 to $150,000,000, consisting of a $50,000,000 term loan facility and a $100,000,000 revolving credit facility.

Item 5.  Other Events.

         In connection with the consummation of the Acquisition, the Company's Board of Directors was expanded by the election of Peter Lamm and Richard Dresdale, who are affiliated with Fenway Partners, Inc., which became an investor in Holding in connection with the Acquisition.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of the Business Acquired.

          As of the date of filing of this Current Report on 8-K, it is impracticable for the Company to provide the financial statements required by this Item 7 (a). In accordance with Item 7 (a) (4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after July 18, 1997.

(b)  Pro Forma Financial Information

         As of the date of this filing of this Current Report on 8-K, it is impracticable for the Company to provide the pro forma financial information required by this Item 7 (b). In accordance with Item 7 (b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after July 18, 1997.

(c) Exhibits.

         The following documents are filed as exhibits to this report:

Exhibit No.      Description

2.1 Stock Purchase Agreement, dated as of June 26, 1997, by and between the Company and ConAgra, Inc.

99.1             Amended and Restated Credit Agreement, dated as of July 3, 1997


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CENTRAL TRACTOR FARM & COUNTRY, INC.



                                          By: /s/Dean Longnecker
                                              Executive Vice President
Date: July 18, 1997